PSEG Public Service Enterprise Group 2012 EEI Financial Conference November 11-14, 2012 EXHIBIT 99

Forward-Looking Statement
Readers are cautioned that statements contained in this presentation about our future performance, including future revenues, earnings, strategies, prospects, consequences and all other statements that are not purely historical, are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995.  When used herein, the words “anticipate”,
“intend”, “estimate”, “believe”, “expect”, “plan”, “should”, “hypothetical”, “potential”, “forecast”, “project”, variations of such words and similar expressions are intended to identify forward-looking statements.
Although we believe that our expectations are based on reasonable assumptions, they are subject to risks and uncertainties and we can give no assurance they will be achieved.  The results or developments projected or predicted in these statements may differ materially from what may actually occur.  Factors which could cause results or events to differ from current expectations include, but are not limited to:
• adverse changes in the demand for or price of the capacity and energy that we sell into wholesale electricity markets,
• adverse changes in energy industry law, policies and regulation, including market structures and a potential shift away from competitive markets toward subsidized market mechanisms, transmission planning and cost allocation rules, including rules regarding how transmission is planned and who is permitted to build transmission in the future, and reliability standards,
• any inability of our transmission and distribution businesses to obtain adequate and timely rate relief and regulatory approvals from federal and state regulators,
• changes in federal and state environmental regulations that could increase our costs or limit our operations,
• changes in nuclear regulation and/or general developments in the nuclear power industry, including various impacts from any accidents or incidents experienced at our facilities or by others in the industry, that could limit operations of our nuclear generating units,
• actions or activities at one of our nuclear units located on a multi-unit site that might adversely affect our ability to continue to operate that unit or other units located at the same site,
• any inability to balance our energy obligations, available supply and trading risks,
• any deterioration in our credit quality, or the credit quality of our counterparties, including in our leveraged leases,
• availability of capital and credit at commercially reasonable terms and conditions and our ability to meet cash needs,
• changes in the cost of, or interruption in the supply of, fuel and other commodities necessary to the operation of our generating units,
• delays in receipt of necessary permits and approvals for our construction and development activities,
• delays or unforeseen cost escalations in our construction and development activities,
• any inability to achieve or continue to sustain, our expected levels of operating performance,
• increase in competition in energy supply markets as well as competition for certain rate-based transmission projects,
• any inability to realize anticipated tax benefits or retain tax credits,
• challenges associated with recruitment and/or retention of a qualified workforce,
• adverse performance of our decommissioning and defined benefit plan trust fund investments and changes in discount rates and funding requirements, and
• changes in technology and customer usage patterns.
For further information, please refer to our Annual Report on Form 10-K, including Item 1A. Risk Factors, and subsequent reports on Form 10-Q and Form 8-K filed with the Securities and Exchange
Commission.  These documents address in further detail our business, industry issues and other factors that could cause actual results to differ materially from those indicated in this presentation.  In addition, any  forward-looking statements included herein represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date.  While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if our internal estimates change, unless otherwise required by applicable securities laws.

GAAP Disclaimer
PSEG presents Operating Earnings in addition to its Net Income reported in accordance with generally accepted accounting principles in the United
States (GAAP).  Operating Earnings is a non-GAAP financial measure that differs from Net Income because it excludes gains or losses associated with
Nuclear Decommissioning Trust (NDT), Mark-to-Market (MTM) accounting, and other material one-time items.  PSEG presents Operating Earnings because management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with GAAP.  PSEG believes that the non-GAAP financial measure of Operating Earnings provides a consistent and comparable measure of performance of its businesses to help shareholders understand performance trends.  This information is not intended to be viewed as an alternative to GAAP information. The last page in this presentation (Page A)
includes a list of items excluded from Income from Continuing Operations to reconcile to Operating Earnings, with a reference to that slide included on each of the slides where the non-GAAP information appears.

PSEG – The Business of PSEG

PSEG

PSE&G

PSEG Power LLC

PSEG Energy Holdings

PSEG

Growing an operationally excellent, integrated
generation, transmission and distribution business
Renewable Investments
PSE&G positioned
to meet NJ’s
energy policy and
economic growth
objectives
with a $5.4 billion
investment program
through 2014
Electric & Gas Delivery
and Transmission
PSEG Power’s
low-cost, base load
and load following fleet
is geographically well
positioned and
environmentally
responsible
Regional Wholesale Energy
PSEG Energy Holdings
positioned to pursue
attractive renewable
generation
opportunities
Assets $17.5B
Operating Earnings
$521M
Assets $11.1B
Operating Earnings
$845M
Assets $1.2B
Operating Earnings
$23M
Assets and operating earnings are for the year ended 12/31/2011.   Energy Holdings includes Parent.
* See page A for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

What you’ll hear from us today…
PSEG  is an operationally excellent, integrated generation,
transmission and distribution business
PSE&G, our regulated electric and gas distribution company,
is positioned to grow at double digit rates
PSEG Power operates a portfolio of competitive generation
assets with flexible fuel and dispatch mix
Management team has a track record of execution
- Hurricane Sandy restoration efforts
Strong financial position with 105-year track record of paying an annual dividend

PSEG’s response to Hurricane Sandy continues
with round the clock restoration efforts
PSEG experienced the worst storm in its 107-year history when Hurricane Sandy brought storm surges, heavy rain, and damaging wind that resulted in 1.7 million customers losing power.  One week later, PSE&G had restored power to 90% of its customers.

PSEG - Hurricane Sandy Update

In late October 2012, PSEG’s system was hit by Hurricane Sandy’s high winds, heavy rainfall and related storm surge -- which caused severe damage to the transmission and distribution system throughout our service territory as well as to some of our generation infrastructure in the northern part of New Jersey.
At the peak of the outages, approximately 1.7 million of our customers were without power due to the storm, the most in PSE&G’s history -- surpassing both Tropical Storm Irene and the October 2011 snowstorm.
With the assistance of mutual aid crews from other utilities, our associates worked to minimize the length of time our customers were without electric or gas service.  PSEG Power has resumed operation at some generating stations affected by the storm, with restoration efforts continuing at others.
PSE&G filed a petition with the BPU seeking authorization to defer on our books actually incurred, uninsured, incremental storm restoration costs associated with our gas and electric distribution systems.
Transmission related storm costs to be reviewed as part of the existing Formula Rate process at the FERC.
PSE&G and Power are unable to estimate the possible loss or range of loss related to Hurricane Sandy;
however, such costs could be material. We maintain property insurance for both nuclear and non-nuclear property. We intend to seek recovery from our insurers for any property damage above our self-insured retentions; however, no assurances can be given relative to the timing or amount of such recovery.

PSEG

PSE&G

PSEG *Power LLC*

PSEG *Energy Holdings*

PSEG

We are executing well on our 2012 objectives
• Major regulatory
approvals received for
transmission build out
• Proposed up to $883
million solar energy
investment
• Improved to 2
nd
place
(from 10 ) on the 2012
J.D. Power Electric
Utility Residential
Customer Satisfaction
Study-East Region
• Improved availability
of gas-fired CCGT
fleet and strong
nuclear performance
• O&M under control
• 400 MW of new
peaking generation
for summer 2012
• Continued de-risking
of legacy portfolio
• IRS settlement on
LILO/SILO tax
matters
• IRS audit resolution
• 25 MW Solar project
in Arizona
• 15 MW Solar project
in Delaware
th

Solid Financial Results
$ millions (except EPS)
2012 2011
Operating Earnings
$  1,029 $  1,152
Reconciling Items, Net of Tax
22 (105)
Income from Continuing Operations
$  1,051 $  1,047
Discontinued Operations
- 96
Net Income
$  1,051 $  1,143
EPS from Operating Earnings*
$  2.03 $  2.27
Nine months ended September 30
* See Page A for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

$3.12
$2.74
$2.25 - $2.50E
YTD
9/30/12
EPS $2.03
2010 Operating Earnings*
2011 Operating Earnings*
2012 Guidance

PSEG

11 PSEG – Maintaining 2012 Operating Earnings Guidance * See Page A for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

A relentless focus on growth investments to offset
the earnings impact of a decline in energy prices
Holdings Growth
$0.1B
1%
Maintenance
$1.3B
20%
Power Growth
$0.7B
10%
PSE&G
Growth
$4.4B
66%
Environmental
$0.2B
3%
PSEG 2012-2014E Capital Spending*
$6.7 Billion
by Subsidiary
PSEG 2012-2014E Capital Spending*
$6.7 Billion
Growth / Environmental / Maintenance
E = Estimate; Capital excludes IDC and AFUDC.  *This forecast does not reflect the impact of new proposals recently filed with the NJBPU.
PSE&G
$5.4B
80%
Holdings
$0.1B
1.5%
Parent SC
$0.1B
1.5%
Power
$1.1B
17%

PSE&G’s investment program provides opportunity
for a minimum of 13% annualized growth in rate
base from 2011*
PSE&G Projected Rate Base
*Starting from 2011 year-end Rate Base of $8.1 billion.  This forecast does not reflect the impact of new proposals recently filed with the NJBPU.
0
2,000
4,000
6,000
8,000
10,000
12,000
14,000
2009A 2010A 2011A 2012 2013 2014
Gas Distribution Electric Distribution Transmission Solar/Energy Efficiency

Power’s asset diversity enables fleet optimization
in response to changing market dynamics
18% 44%
8%
Fuel Diversity
Coal
Gas
Oil
Nuclear
Pumped
Storage
1%
Energy Produced*
Total GWh: 53,980
56%
15%
Pumped Storage
& Oil <1%
Nuclear
Coal
Gas
Total MW: 13,060
28%
9%
* 2011
• Well suited to serve load shaped
products
• Market knowledge and experience to
maximize the value of our assets
• Multiple emission controls installed
Intermediate
Energy Market Served
Total MW: 13,060
28%
23%
34%
43%
Baseload
Peaking
• Low-cost portfolio
• Fuel flexibility
• Regional focus in competitive, liquid markets
• Assets favorably located near customers/load
centers

A focus on operational excellence and a capital program
that provides the opportunity for double digit operating
earnings growth at PSE&G*
PSEG Focus
($ millions, except as noted)
2011
2014E
•
O&M Growth per year
• PSE&G Rate Base
Transmission
E&G Distribution
EMP
•
EFORd Rate - CCGT
• Nuclear Generation
• Holdings Solar Assets
• LIPA
•
2.8% (forecast)
• $11,600
• $4,600
• $6,400
• $630
• 1.1%
• 30.3TWh
• $240
• $10-$15
*Refers to earnings growth opportunity from approved investment programs at PSE&G, excluding recently filed solar over
2011-2014.
•
0.4% (actual)
• $8,100
• $1,600
• $6,000
• $450
• 1.1%
• 30.0TWh
• $120
• $0
2008
•
2.4% (planned)
• $6,800
• $866
• $5,900
• $0
• 1.6%
• 29.3TWh
• $0
• $0

Hedging Update…
Contracted Energy*
* Hedge percentages and prices as of September 28, 2012. Revenues of full requirement load deals based on contract price, including renewable energy credits, ancillary, and transmission components but excluding capacity. Hedges include positions with MTM accounting treatment and options.
Volume TWh 9 35 35
Base Load % Hedged 100% 90-95% 50-55%
(Nuclear and Base Load Coal)
Price $/MWh $54 $51 $49
Volume TWh 4 18 18
Intermediate Coal, Combined % Hedged 35-40% 0% 0%
Cycle, Peaking
Price $/MWh $54 $51 $49
Volume TWh 13 52-54 53-55
Total % Hedged 80-85% 60-65% 30-35%
Price $/MWh $54 $51 $49
Oct -Dec
2012
2013
2014

Hedging strategy designed to maximize value
in dynamic market
•
Power is well positioned with base-load output substantially hedged in 2013, with intermediate and peaking capability open to the market
•
Hedge price data reflects expectations for an increase in customer migration away from the Basic Generation Service (BGS) contract.  For 2013-2014, BGS is expected to ultimately represent ~10-12 TWh of annual hedges.  BGS prices reflected in our hedges represent a full-requirements price, less capacity value
•
BGS continues to represent an attractive means of hedging output by allowing us to capture forward prices, monetize basis, and follow load effectively, given the location of Power’s assets in eastern PJM
•
Hedging activity continues to reflect consistent, forward sales of base load energy, with fine tuning of hedges focused on optimizing company profitability

PSEG’s strong balance sheet provides the opportunity to
invest in solar, gas infrastructure, and energy efficiency
with room to consider incremental investments
2012-2014E PSEG Sources & Uses
Sources Uses
Power Cash
from Ops
PSE&G Cash
from Ops
(1)
Debt
Redeemed
PSE&G Capital
Investment
Power Capital
Investment
Shareholder
Dividend
Debt
Issuances
Holdings
& Other
Net Cash
Flow
Cash
(1) PSE&G Cash from Operations adjusts for securitization principal repayments of ~$680 Million in  2012-2014.  E=Estimate.

30%
35%
40%
45%
50%
55%
2012E 2013E 2014E
30%
35%
40%
45%
50%
55%
2012E 2013E 2014E
PSEG Power
Funds from Operations / Total Debt
PSEG
Debt as Percent of Capital
• Credit metrics remain above our floor levels, notwithstanding near-term power market expectations
• PSEG maintains its capital structure throughout the forecast period
A solid financial strategy – balance sheet strength
to direct investments to the areas of greatest
growth and value potential

Modest and sustainable dividend growth consistent with
stable regulated growth and cash generation outlook at
Power
PSEG Annual Dividend Rate
$1.08 $1.08
$1.10
$1.12
$1.14
$1.17
$1.29
$1.33
$1.37 $1.37
$1.42
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
Payout
Ratio
111% 62% 70% 63% 66% 43% 44% 43% 44% 50% 60%*
5-year Rate of Growth 3.95%
10-year Rate of Growth 2.78%
*Based on mid-point of 2012 operating earnings guidance.

PSEG Value Proposition
Operating
Excellence
Regulatory/
Market
Drivers
Financial
Strength
Disciplined
Investment
PSEG is positioned to withstand the
current weak power market by investing
in PSE&G projects providing
reasonable, risk adjusted returns; improving
the operating capability of our generating
fleet; and maintaining a strong balance
sheet to internally finance growth
and improve shareholder value

The Business of PSE&G

Electric Territory
Gas Territory
Transmission by Voltage
138KV
161KV
230KV
345KV
500KV

PSE&G is the largest electric and gas distribution
and transmission utility company in New Jersey
providing renewable and energy efficiency solutions
*  Weather normalized - estimated annual growth per year over forecast period.
** Specific projects approved for incentive rate treatment with additional ROE.
*** Energy Efficiency Annualized Savings (includes conversion of gas savings).
Transmission
Electric Gas
Approved Rate of Return 11.68% ROE** 10.3% ROE 10.3% ROE
Renewables and Energy Efficiency
2009-2011
Total Program
Plan
Solar Loan 38 MW 81 MW
Solar 4 All 59 MW 80 MW
Energy Efficiency Initiative (annualized equivalent)*** 282 GWh 402 GWh
Electric Gas
Customers
Growth (2007–2011)
2.2 Million
0.7%
1.8 Million
0.7%
Electric Sales and Gas Sold and Transported 42,506 GWh 3,527 M Therms
Projected Annual Load Growth (2012–2014) 0.8%* 0.1%*
Historical Annual Peak Load Growth Transmission (2007–2011) 1.7%
Projected Annual Load Growth Transmission (2012–2014) 1.4%
Sales Mix
Residential 33% 60%
Commercial 57% 36%
Industrial 10% 4%

| | | | | |
|---|---|---|---|---|
| | | ✓ | ✓ | |
| | | ✓ | ✓ | |
| | | ✓ | ✓ | |
| | | ✓ | ✓ | |
| | | ✓ | ✓ | |

Hopatcong
Roseland
W.Orange
Bergen
Hudson
Bayonne
Sewaren
Burlington
Camden
Gloucester
Mickleton
WARREN
HUNTERDON
SOMERSET
MONMOUTH
OCEAN
SALEM
CUMBERLAND

PSEG

Approved
ROE
Inclusion of
CWIP in
Rate Base
100%
Recovery of
Costs Due to
Abandonment
Total
Estimated
Project
Costs
($ millions)
Susquehanna-Roseland 12.93% $790
Northeast Grid Reliability 11.93% $895
North Central Reliability 11.68% $390
Burlington – Camden 230kV 11.68% $381
Mickleton – Gloucester 230kV 11.68% $435
Major Transmission Projects
PSE&G’s investment in transmission is underway
and is expected to grow to represent 40% of rate
base

PSE&G is replacing aging distribution infrastructure
to improve reliability at a reasonable return
0
250
500
750
1,000
2009 2010 2011 2012E 2013E 2014E
Distribution Capital
Infrastructure Programs
Distribution New Business
Distribution Base
•
Capital Infrastructure Program II was approved in 2011 with spending through
2012
•
Recent incidents in the gas industry have led to enhanced focus on safety of natural gas pipeline systems
•
Utility storm response in NJ is under review by the Board of Public Utilities
Capital Expenditures

Providing solutions to New Jersey’s energy and
economic development goals
0
100
200
300
400
2009 2010 2011 2012E 2013E 2014E
Energy Efficiency
Renewables
($ Millions)
Approval Date
Forecast
Amount
Spending
Thru 9/30/12
Remaining
Spending
Renewables
Solar Loan I & II
April 2008/
November 2009
$249 $192 $57
Solar 4 All July 2009 443 422 21
Energy Efficiency
Carbon Abatement December 2008 45 44 1
Energy Efficiency Economic Stimulus July 2009 162 152 10
Demand Response July 2009 45 26 19
Energy Efficiency Economic Stimulus
Extension
July 2011 95 4 91
Total $1,039 $840 $199
Capital Expenditures*
*This forecast does not reflect the impact of new proposals recently filed with the NJBPU.

PSEG is working with the state to advance energy policy,
build infrastructure, and develop jobs … helping to make
Governor Christie’s vision a reality
Photo:  PSEG Hackensack, NJ Solar Farm Groundbreaking – July 31, 2012

PSE&G has filed proposals to increase its investment in
solar energy which – if approved as filed – would result in a commitment of $1.5 billion
($ in Millions)
Investment
as of 9/30/12
Forecast
Existing
Programs
New
Proposals* Total
Solar Loan
I & II
$192 $249 $193 $442
Solar 4 All $422 $443 $690 $1,133
Total $614 $692 $883 $1,575
+
=
*On July 31, 2012, PSE&G filed with the NJBPU to invest up to $883 million in additional solar energy projects over the next three to five years.

Evaluating the potential of over $1 billion of increased
investment in energy efficiency and gas infrastructure which would drive growth in PSE&G rate base to 14% CAGR*
Potential Investment ($ millions) Per Year Potential
Gas Infrastructure $250-$300
Energy Efficiency $90-$95
Total Potential Investment (Per Year) $340-$395 Million
*compound annual growth rate over 2011-2014

$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
2010 2014E
Typical Annual Bill
Combined Electric and Gas
Residential Customer
Additional investments by PSE&G will stimulate the NJ
economy by creating jobs, while improving reliability to
customers
Supply Supply
Delivery and
Clauses
Delivery and
Clauses
Impact of
Transmission
investment
Impact of Renewable
and Distribution
investment
Lower commodity costs are expected to fully offset the impact to customer bills
1 2014 estimated supply cost is based on BGS rates effective 9/2012 and BGSS rates effective 10/2012.
2 Includes projected Solar Loan III and Solar 4 All Extension impacts in 2014 based on July 31, 2012 filing.  E = Estimate.
1
2

The Business of PSEG Power

$0
$1
$2
$3
$4
$5
$6
PPL RECO METED PECO JCPL PEPCO AECO DPL PSEG BGE
$40
$42
$44
$46
$48
$50
WESTERN
HUB
PPL RECO METED PECO JCPL PEPCO AECO DPL PSEG BGE
A well positioned fleet to respond to market
conditions and opportunities
Note: Reflects prices of original PJM load zones.
• PSEG Power 2011 basis ~$5/MWh RTC
• While 5 year average has declined, volatile
periods help to maintain pricing
• Premium pricing also seen in capacity
markets
2011 RTC LMPs
2011 Basis to PJM West RTC
Current plant locations
?
New Haven
Bridgeport
Bethlehem Energy Center
(Albany)
Conemaugh
Keystone
Peach Bottom
Bergen
Kearny
Essex
Sewaren
Edison
Linden
Mercer
Burlington
National Park
Hudson
Hope Creek
Salem
Yards Creek
PSEG North
PSEG Zone
Eastern MAAC
RPM Zones

Dispatch Cost ($/MWh)

| | | | |
|---|---|---|---|
| | √ | √ | √ |
| | √ | √ | √ |
| | √ | √ | √ |
| | | √ | √ |

PJM assets are well positioned along the dispatch curve
and maintain fuel optionality while also reducing the risk of serving full requirements contracts
Energy Revenue
Capacity Revenue
Ancillary Revenue
Dual Fuel
Peaking units*
Load following units
Nuclear
Coal
Combined Cycle
Steam
Peaking
Baseload units
Illustrative
Salem
Hope
Creek
Keystone
Conemaugh
Hudson 2**
Linden 1,2
Burlington 8-9-11
Edison 1-2-3
Essex 10-11-12
Bergen 1
Sewaren 1-4
Mercer 1, 2**
Bergen 2
Sewaren 6
Mercer 3
Linden 5-8 / Essex 9
Burlington 12  / Kearny 12-13-14
Peach
Bottom
Yards
Creek
National Park
Salem 3
Bergen 3
* Some units have been announced for future retirements.
**
Hudson and Mercer units can also run on natural gas.

Conclusion of major environmental spend places
Power in good position to meet MATS
Current Regulations and Compliance Measures
Description
Hudson (NJ)
Mercer (NJ)
Keystone
(PA)
Bridgeport
(CT)
Conemaugh
(PA)
Status
NO
x
SCR
SCR SCR
Low NO
x
Burners
SCR
2014
Power is well
positioned for
MATS
SO
2
Scrubber Scrubber
Scrubber
Ultra-low
Sulfur Coal
Scrubber
Mercury/
Particulate
Baghouse &
Activated
Carbon
Baghouse
& Activated
Carbon
Scrubber &
SCR, ESP
Baghouse &
Activated
Carbon*
Scrubber &
SCR, ESP
Capital Spend Planned No Additional Capital Spend Planned
*Use of trona (HCI) under evaluation.
MATS = mercury and air toxics

NEW YORK
NEW JERSEY
PENNSYLVANIA
NEWARK
BERGEN
HUDSON
KEARNY
ESSEX
LINDEN
SEWAREN
EDISON
MERCER
BURLINGTON
NATURAL GAS FACILITIES
LIQUEFIED NATURAL GAS STORAGE PLANT
GENERAL OFFICE AND GAS SYSTEM OPERATIONS CENTER
INTERCONNECTIONS
PS POWER GENERATING STATION
GAS SUPPLIERS
COLUMBIA PIPELINE
TRANSCONTINENTAL
WILLIAMS
TEXAS EASTERN
ALGONQUIN
SPECTRA
TENNESSEE
EL PASO
P.S.E.&G.

An active gas management strategy providing
economic value to customers and our fleet
•
Large portfolio of gas transportation & storage assets
•
Manage gas supply needs of PSE&G and PSEG Power
•
Responsible for over 400 bcf of gas supply in 2011
•
126 bcf consumed by Power’s gas fired assets in 2011;
NJ units used 11% of total PJM gas
•
Well positioned to access Marcellus supplies; nearly
40% of pipeline capacity is adjacent to the region
•
Residential rates decreased eight times since January,
2009; total savings $614, or 35%

$0
$25
$50
$75
$100
2008 2009 2010 2011
Dark Spread Spark Spread PSEG Zone LMP's
Maximizing the dispatch of our coal and gas fleet to
maintain unit margins
$/MWh
•
Market prices have declined since 2008
•
Although dark spreads have declined, spark
spreads have increased
•
Since 2008 there has been active coal/gas
switching in our fleet
•
Coal generation and margin percentage
have been replaced by our combined cycle
output
50%
45%
47%
41%
50%
55%
53%
59%
0%
25%
50%
75%
100%
2008 2009 2010 2011
Coal Gas
72%
34%
36%
30%
28%
66%
64%
70%
0%
25%
50%
75%
100%
2008 2009 2010 2011
Coal Gas
% PSEG’s PJM Coal/Gas Generation % PSEG’s PJM Coal/Gas Energy Margin

100
80
60
40
20
0
50
40
30
20
10
$/MWh
Dark Spread ($/MWh)
Nov-09
May-10
Nov-10
May-11
Nov-11
May-12
Nov-12
Western Hub RTC Forward 2013
Dark Spread

100
80
60
40
20
0
50
40
30
20
10
$/MWh
Dark Spread ($/MWh)
Nov-09
May-10
Nov-10
May-11
Nov-11
May-12
Nov-12
Western Hub RTC Forward 2014
Dark Spread

PSEG

Actively managing our fleet in a volatile commodity
market, with an asset profile that provides diverse
opportunities for value creation

•
Steep natural gas decline has had a major impact on US power prices and Dark Spreads
•
Coal prices have weakened somewhat both domestically and internationally in the last few months
•
Overall decline in Dark Spread has led to reduced coal-fired generation in the last 15 months
•
Power’s investments in dual-fuel capability at Hudson and Mercer coal units have made them more attractive than many other coal units in this environment, and we have switched, increasingly, to gas generation as economics dictate
* As of November 8, 2012
2014 Forward Prices & Dark Spread* 2013 Forward Prices & Dark Spread*

$/MB
5
4
3
2
1
0
2013
2014
2015

$/MWh
Spark Spread $/MWh
80
60
40
20
0
40
30
20
10
Nov-09
May-10
Nov-10
May-11
Nov-11
May-12
Nov-12
Western Hub RTC Forward 2014
Western Hub RTC Forward 2013
2014 Spark Spread
2013 Spark Spread

•
Low power prices are not a good environment for any merchant generator, although Power is more of a hybrid with long-term contracting through BGS sales as well as forward hedging
•
Forward markets signal continued strength in Spark Spreads and Heat Rates
•
Strong spark spreads in the Northeast have benefitted our gas-fired fleet
•
Power is well positioned with hedged nuclear output and efficient combined cycle margin contribution
* As of November 8, 2012.
Henry Hub Gas Forwards*
2013 and 2014 RTC
Forward Prices & Spark Spread*
Managing our fleet to capitalize on volatility

Note:  PJM totals do not include ATSI and DEOK regions; announced retirement totals inclusive of retirements from 1/1/2010.
The EPA is in the process of implementing
Clean Air Act rules which will impact supply
Region Total Capacity
(GW)
Total Coal Capacity
(GW)
Unscrubbed
Capacity
(GW)
Announced Coal
Retirements
(GW)
Announced Coal
Retirements
(as % of total)
PJM 180 79 30 14 8%
NY ISO 37 2.6 0.6 0.8 2%
ISO-NE 32 2.8 2.1 0.4 1%
U.S. Total 1,036 320 129 43 4%
Mercury and Air Toxics Standards (MATS)
• Final rule released December 2011
• Will require coal and oil-fired units to meet strict emissions limits, or retire
• Effective early 2015; provides case-by-case extensions where needed to comply
Cross State Air Pollution Rule (CSAPR)
• Entire rule vacated by the DC Circuit Court of Appeals on August 21, 2012
• CAIR will continue to be enforced until a replacement rule is implemented
• EPA requested an en banc rehearing on October 5, 2012
Source: MJB&A Tracking, Ventyx Velocity, EPA NEEDS v4.10, PJM, NYISO, ISO-NE.  As of 4/27/2012.

$/MW-day
2011 / 2012 2012 / 2013 2013 / 2014 2014 / 2015 2015 / 2016
Power’s
Average Prices
$110 $153 $244 $162
$167
Rest of  Pool Prices
$110 $16 $28 $126
$136
PSEG Power Cleared Approximately 9,000 MW
• No New PSEG Power Generation Cleared the Auction
• Preserving Optionality of HEDD Sites
2015/2016 RPM Auction Influenced By:
• Updated Demand Curve • Updated Transfer Capabilities • Environmental Retirements
• New Build • Below MOPR Bids
The Reliability Pricing Model has recognized the
locational value of Power’s generating fleet with
sites in the eastern part of PJM
PJM Cleared Approximately 4,900 MW of New Generation

MOPR Reform – Comparison of Features

Design Feature Existing MOPR Proposed MOPR
Resource Type All new generating resources (except nuclear,
coal, IGCC, hydro, wind, solar, have zero
minimum price threshold).
All new gas-fired resources (CC, CT, IGCC)
over 20 MW (except for landfill gas and
eligible cogeneration)
Locations Any LDA for which separate VRR curve is
established
Entire PJM market region
Default MOPR Lower of 90% NET CONE for the asset type
(70% where there is no applicable asset type
CONE ) or unit specific minimum offer floor
determined by the IMM and PJM
100% of NET CONE for asset type
Exemption Unit specific alternative minimum offer
established through detailed review of project
cost/revenue
Specific exemptions for the following
categories subject to specific criteria:
•
Self supply (traditional business models
building or contracting for the capacity needs
of their customers and consistent with specific
criteria)
•
Competitive entry
Duration of Mitigation Until new resource clears in one RPM auction Non-exempt units must clear in RPM auctions for 3 separate delivery years, or must clear in
1 RPM auction in certain situations where
reliability could be detrimentally affected
Source:  www.pjm.com ;  Minimum Offer Price Rule Education Session Materials – October 4, 2012

Full Requirements Component
Capacity Markets/RPM
Growing Renewable Energy Requirements
Component for Market Risk
Power’s participation in the BGS auctions provides
opportunity to realize the locational value of assets
Market Perspective – BGS Auction Results
3 Year Average
Round the Clock
PJM West Forward
Energy Price
Capacity
Load shape
Transmission
Congestion
Ancillary services
Risk premium
Green
Note: BGS prices reflect PSE&G Zone.
2005 2006 2007 2008 2009 2010 2011 2012
$44 - $46 $67 - $70 $58 - $60 $68 - $71 $56 - $58 $48 - $50
$65.41
~ $21
$102.51
~ $32
$98.88
~ $41
$111.50
~ $43
$103.72
~ $47
$95.77
~ $47
$45 - $47
~ $48
$94.30
~ $46
$37 - $38
$83.88

Operated by PSEG Nuclear
PSEG Ownership: 100%
Technology: Boiling Water Reactor
Total Capacity: 1,173 MW
Owned Capacity:  1,173 MW
License Expiration: 2046
License renewal approved
July 2011
Next Refueling
Fall 2013
Operated by PSEG Nuclear
PSEG Ownership:  57%,
Exelon – 43%
Technology: Pressurized Water Reactor
Total Capacity: 2,326 MW
Owned Capacity: 1,336 MW
License Expiration: 2036 and 2040
License renewal approved
June 2011
Next Refueling
Unit 1 -- Spring 2013
Unit 2 – Spring 2014
Operated by Exelon
PSEG Ownership: 50%
Technology: Boiling Water Reactor
Total Capacity: 2,247 MW
Owned Capacity: 1,123 MW
License Expiration: 2033 and 2034
Next Refueling
Unit 2 – Fall 2014
Unit 3 – Fall 2013
Hope Creek
Salem Units 1 and 2
Peach Bottom Units 2 and 3
Our five unit nuclear fleet is a critical element of
Power’s success

The Business of PSEG Holdings

Holdings has significantly reduced its portfolio and
will continue to monetize legacy assets
Solar
Investments
Regulated
Energy
Leases &
Other
Merchant
Energy
Leases
LILO/SILO
Leases
International
Investments
Holdings Investment
Portfolio
$4.9B
$1.2B
Merchant
Energy Leases
Regulated
Energy Leases
& Other
Texas
Texas Transfer &
Sale ~$600M
LILO/SILO Lease
Terminations
~$1.2B
International &
Other Global
Asset Sales
~$2.1B
2006
2011
Note: 2006 and 2011 data reflect book values of assets. Transactions reflect market values for asset dispositions or, in the case of Dynegy, book value reserve taken in 2011.  B=Billion.

LIPA, a New York State agency, owns T&D and generation assets (formerly LILCO)
– 1.1 million electric customers
– Public / private business model:
• T&D owned by LIPA
• Privately operated
– Sound T&D operations, but ongoing rate concerns, challenged storm restoration efforts, low customer satisfaction ratings
December 2011 – PSEG and partner Lockheed Martin selected to manage T&D system
– 10-year LIPA Management Services agreement fully approved
– Transition period: 2012 – 2013
– Contract operating period: 2014 - 2023
– Economic terms:
• Fixed fee escalating at regional CPI
• Up to 15% incentive fee for certain performance metrics
LIPA:
Finding opportunities to extend and
profit from our operational excellence

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PSEG

PSEG Resources Leveraged Lease Portfolio
Lessee Equipment
9/30/12
Invested
(millions)
S&P
Credit
Rating*
REMA (GenOn) Keystone, Conemaugh & Shawville (PA)
3 coal fired plants (1,162 equity MW)
$337 B-
Edison Mission
Energy (EME)
Powerton & Joliet Generating Stations (IL)
2 coal fired generating facilities (1,640 equity MW)
218 CCC
Merrill Creek –
(PECO, MetEd,
Delmarva P&L)
Reservoir in NJ 133 BBB,
BBB-,
BBB+
Grand Gulf Nuclear station in Mississippi (154 equity MW) 66 A+
Renaissance Ctr. Office towers located in Detroit, MI leased to GM 41 BB+
Wal-Mart Portfolio of 6 Wal-Mart stores 12 AA
E-D Centers Portfolio of 8 shopping centers 22 NR
Total Leases $829
*Indicative recent rating as of 10/15/2012 reflecting either Lessee, additional equity collateral support or parent company unsecured debt rating.

PSEG Financial Review

PSEG 2012 Operating Earnings Guidance
- By Subsidiary
$ millions (except EPS) 2012E 2011
PSEG Power $575 – $665 $845
PSE&G $530 – $560 $521
PSEG Energy Holdings/Parent $35 – $45   $23
Operating Earnings* $1,140 – $1,270 $1,389
Earnings per Share $2.25 – $2.50 $2.74
* See page A for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

Guidance
$1.31
$1.13
PSEG’s 2012 earnings guidance of $2.25 to $2.50
reflects continued improvement at PSE&G and a
decline in margins at Power
$0.00
$0.20
$0.40
$0.60
$0.80
$1.00
$1.20
2011 Operating Earnings* 2012E Earnings Guidance*
PSE&G Earnings Per Share
2012 Assumptions
PSE&G
Growth in investments that provide
contemporaneous returns
Transmission
Distribution economic stimulus programs
Programs supporting NJ’s Energy Master
Plan
Power
Impacted by lower energy prices
Near term effects minimized by hedges in place
~400MW new Peaking capacity in-service mid
2012
Energy Holdings / Parent
Operating earnings guidance of $0.07 to $0.09
$0.00
$0.50
$1.00
$1.50
$2.00
2011 Operating Earnings* 2012E Earnings Guidance*
Power Earnings Per Share
Guidance
$1.10
$1.05
*See page A for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings; 2011 reflects Texas in Discontinued
Operations. E = Estimate

2013
2014
Each $1/mcf Change in Natural Gas
Each $2/Mwh Change in Spark Spread
Each $2/Mwh Change in Dark Spread
Each 1% Change in Nuclear Capacity Factor
Each 3% Change in Depreciation Rate
Segment EPS Drivers
Each $100 Million of Incremental Investment
Each 1% Change in Sales:
Electric
Gas
Each 1% Change in O&M
Each 10 bp Change in ROE
$0.01
$0.01
$0.01
$0.01
$0.01
$0.01
$0.01
$0.01
$0.01
$0.01
$0.11 - $0.14
$0.04
$0.01
$0.01
$0.01
$0.01 - $0.03
$0.04
$0.01
$0.01
$0.01
Note: EPS impacts assume normal market commodity correlation and demand.  Update as of September 28, 2012.
PSEG’s long-term outlook is influenced by
increased investment at PSE&G and Power’s
hedge position

PSEG’s strong financial position supports our
program to invest in growth
Credit Ratings
(Moody’s/S&P/Fitch)
Debt as a % of
Capitalization
Enterprise/Parent* Baa2/BBB/BBB+ 41%
PSEG Power Baa1/BBB/BBB+ 33%
Public Service E&G** A1/ A- /A+ 48%
PSEG Credit Metrics
PSEG cash position at September 30 was in excess of $780 million
Power and Parent available liquidity totaled approximately $4.1 billion
Moody’s upgraded PSE&G’s secured debt rating to A1 with a Stable outlook and affirmed ratings of PSEG (Baa2) and Power (Baa1) with Stable outlooks
Standard & Poor’s has a positive outlook on all of PSEG’s credit ratings
Fitch upgraded PSE&G’s secured debt rating to A+ with a Stable outlook and affirmed ratings of PSEG (BBB+) and Power (BBB+) with Stable outlooks
* Corporate credit rating for S&P.  **Senior secured rating for PSE&G.  All data is as of September 30, 2012.

Power and Parent available liquidity totaled
approximately $4.1 billion at September 30, 2012
Company Facility Date Facility Usage Liquidity
($Millions)
PSE&G 5-year Credit Facility Apr-16 $600 $1 $599
5-Year Credit Facility (Power) Mar-17 $1,600 $119 $1,481
5-Year Credit Facility (Power) Apr-16 $1,000 $0 $1,000
5-Year Bilateral (Power) Sep-15 $100 $100 $0
5-year Credit Facility (PSEG) Mar-17 $500 $4 $496
5-year Credit Facility (PSEG) Apr-16 $500 $0 $500
Total $4,300 $224 $4,076
$662
PSE&G ST Investment $48
Total Liquidity Available
$4,786
Total Parent / Power Liquidity $4,139
PSEG /
Power
PSEG Money Pool ST Investment

$18
$16
$14
$12
$10
$8
$6
$4
$2
$0
$ Billions
12/31/2010
12/31/2011
9/30/2012
Debt (1)
Equity

(in $Millions)

PSEG

PSEG Consolidated Debt / Capitalization
(1)
Includes long-term debt due within one year and short-term debt; excludes Securitization Debt and Non-Recourse Debt.
Debt 7,812 7,060 7,479
Common Shareholders Equity 9,633 10,270 10,806
Debt plus Equity 17,445 17,330 18,285
Debt Ratio 44.8% 40.7% 40.9%

Items Excluded from Income from Continuing
Operations to Reconcile to Operating Earnings
Please see Page 3 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income.
A
(Unaudited)
2012 2011 2012 2011
Earnings Impact ($ Millions)
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity (PSEG Power) 40 $         7 $          49 $        49 $        50 $        46 $
Gain (Loss) on Mark-to-Market (MTM)
(a)
(PSEG Power) (76) 8 (34) 16 107 (1)
Dynegy Related Activity (PSEG Energy Holdings) 1 (170) 7 (170) - -
Market Transition Charge Refund (PSE&G) - - - - - (72)
Gain on Sale of Qwest Building (Energy Holdings) - - - - 34 -
Lease Transaction Loss (Energy Holdings) - - - - (173) -
Total Pro-forma adjustments (35) $        (155) $    22 $        (105) $    18 $        (27) $
Fully Diluted Average Shares Outstanding (in Millions)
507 507 507 507 507 507
Per Share Impact (Diluted)
Gain (Loss) on NDT Fund Related Activity (PSEG Power) 0.08 $      0.01 $    0.10 $     0.10 $    0.10 $     0.09 $
Gain (Loss) on MTM
(a)
(PSEG Power) (0.15) 0.02 (0.07) 0.03 0.21 -
Dynegy Related Activity (PSEG Energy Holdings) - (0.34) 0.01 (0.34) - -
Market Transition Charge Refund (PSE&G) - - - - - (0.14)
Gain on Sale of Qwest Building (Energy Holdings) - - - - 0.06 -
Lease Transaction Loss (Energy Holdings) - - - - (0.34) -
Total Pro-forma adjustments (0.07) $     (0.31) $   0.04 $     (0.21) $   0.03 $     (0.05) $
(a) Includes the financial impact from positions with forward delivery months.
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
For the Three Months Ended For the Nine Months Ended
December 31, Pro-forma Adjustments, net of tax
2011 2010
September 30,
For the Twelve Months Ended
September 30,
Reconciling Items Excluded from Continuing Operations to Compute Operating Earnings